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                                                                   EXHIBIT 10.12




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                                SECOND AMENDMENT
                              TO EARNOUT AGREEMENT

                                     between

                              ENERGY PARTNERS, LTD.

                                       and

                                  PARTICIPANTS




                                    Effective
                                 January 1, 2003


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                                TABLE OF CONTENTS

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                                                                        Page
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SECOND AMENDMENT TO EARNOUT AGREEMENT ................................   1

ARTICLE I   DEFINITIONS AND INTERPRETATION ...........................   1
  1.1       Terms Defined Above ......................................   1
  1.2       Terms Defined in Agreement ...............................   1
  1.3       References ...............................................   1
  1.4       Articles and Sections ....................................   2
  1.5       Number and Gender ........................................   2

ARTICLE II  AMENDMENTS ...............................................   2
  2.1       Amendment to Section 1.2 .................................   2
  2.2       Amendment to Section 3.2(a) ..............................   2
  2.3       Amendment to Section 3.2(d) ..............................   2

ARTICLE III RATIFICATION .............................................   3

ARTICLE IV  MISCELLANEOUS ............................................   3
  4.1       Successors and Assigns ...................................   3
  4.2       Rights of Third Parties ..................................   3
  4.3       Counterparts .............................................   3
  4.4       Entire Agreement .........................................   3
  4.5       Invalidity ...............................................   3
  4.6       Governing Law ............................................   3


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                      SECOND AMENDMENT TO EARNOUT AGREEMENT


         This SECOND AMENDMENT TO EARNOUT AGREEMENT (this "Amendment") executed effective as of January 1, 2003 (the "Effective Date") is by and among ENERGY PARTNERS, LTD., a Delaware corporation ("Energy Partners"), and those Participants (as such term is defined in the Earnout Agreement referred to hereinafter) who or which are signatories to this Amendment, being the owners and holders of a majority in interest of the Earnout Percentages (as such term is defined in the Earnout Agreement referred to hereinafter) and thus sufficient to cause this Amendment to be binding on all Participants.

                                  WITNESSETH:


         WHEREAS, Energy Partners and Hall-Houston Oil Company, a Texas corporation ("Hall-Houston"), acting for the benefit of the Participants, entered into an Earnout Agreement dated January 15, 2002 (the "Agreement");

         WHEREAS, each of the Participants has become a party to the Agreement by executing and providing to Energy Partners an Adoption Agreement (as such term is defined in the Agreement);

         WHEREAS, the Agreement has previously been amended by that certain First Amendment to Earnout Agreement dated July 1, 2002 among Energy Partners and the owners and holders of a majority in interest of the Earnout Percentages (the "Amended Agreement");

         WHEREAS, Energy Partners and the additional signatories hereto desire to amend the Amended Agreement in the particulars hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         1.1 Terms Defined Above. As used in this Second Amendment to Earnout Agreement, each of the terms "Agreement," "Amended Agreement", "Amendment," "Effective Date," "Energy Partners," and "Hall-Houston" shall have the meaning assigned to such term hereinabove.

         1.2 Terms Defined in Agreement. Each term defined in the Agreement and used herein without definition shall have the meaning assigned to such term in the Agreement, unless herein expressly provided to the contrary.

         1.3 References. References in this Amendment to Schedule, Article, or Section numbers shall be to Schedules, Articles, or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," "hereunder" and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference


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appears. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to "writing" include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

         1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

         1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

                                   ARTICLE II

                                   AMENDMENTS

         2.1 Amendment to Section 1.2. Section 1.2 of the Amended Agreement is amended to replace in its entirety the following defined term:

                  "NYMEX Settlements" means the daily NYMEX settlement prices, for all periods quoted, for West Texas Intermediate light sweet crude oil or natural gas at the Henry Hub, as applicable, as published by NYMEX, the Wall Street Journal or other recognized publication or data service."

         2.2 Amendment to Section 3.2(a). Section 3.2(a) of the Amended Agreement is replaced in its entirety with the following:

                  "(a) The pre-tax net cash flow attributable to the portion of the Earnout Reserves attributable to each well included in the Earnout Reserves Valuation shall be discounted back to January 1 of the calendar year in which such well is spud."

         2.3 Amendment to Section 3.2(d). Section 3.2(d) of the Amended Agreement is replaced in its entirety with the following:


                                      -2-
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                  "(d) All historical cost and revenue information attributable to the Ring Fenced Properties, including revenue from the sale of Earnout Reserves in place, through December 31 of the calendar year preceding the relevant Earnout Payment Calculation Date as recorded in the consolidated general ledger of Energy Partners, where available (or if not available, as estimated by Energy Partners for accrual purposes), will be included by the Independent Engineering Firm."

                                  ARTICLE III

                                  RATIFICATION

         Each of Energy Partners and the Participants does hereby adopt, ratify and confirm the Amended Agreement, as the same is amended hereby, and acknowledges and agrees that the Amended Agreement, as amended hereby, is and remains in full force and effect.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Amended Agreement.

         4.2 Rights of Third Parties. Except as provided in Section 4.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

         4.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by each of the necessary parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each necessary party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

         4.4 Entire Agreement. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

         4.5 Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

         4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICTS OF LAW.


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         IN WITNESS WHEREOF, the signatory parties hereto have caused this
Second Amendment to Earnout Agreement to be duly executed and delivered, as of the Effective Date.

                              ENERGY PARTNERS, LTD.


                                       By:
                    SUZANNE V. BAER, EXECUTIVE VICE PRESIDENT


           [SIGNATURES OF PARTICIPANTS APPEAR ON THE FOLLOWING PAGES]


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                              CORPORATE, TRUST AND
                           401(K) PROFIT SHARING PLAN
                         PARTICIPANT'S SIGNATURE PAGE TO
                      FIRST AMENDMENT TO EARNOUT AGREEMENT


                                  PARTICIPANT:

                                 NAME OF ENTITY:
                             (Please Print or Type)


                                       By:
                                  PRINTED NAME:
                                     Title:


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               LIMITED PARTNERSHIP PARTICIPANT'S SIGNATURE PAGE TO
                      FIRST AMENDMENT TO EARNOUT AGREEMENT


                                  PARTICIPANT:

                                 NAME OF ENTITY:
                             (Please Print or Type)

                                       By:
                               ITS GENERAL PARTNER
                             (Please Print or Type)


                                       By:
                                  PRINTED NAME:
                                     Title:


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                     INDIVIDUAL PARTICIPANT'S SIGNATURE PAGE
                     TO FIRST AMENDMENT TO EARNOUT AGREEMENT


                                  PARTICIPANT:



                                  PRINTED NAME:




                        SPOUSE'S JOINDER IN EXECUTION OF
                      SECOND AMENDMENT TO EARNOUT AGREEMENT


         The undersigned, the spouse of the Participant named above on this signature page, who is not otherwise a party to the Earnout Agreement dated effective as of January 15, 2002, by and between Energy Partners, Ltd. and Hall-Houston Oil Company, acting on behalf of the Participants under such Earnout Agreement, as the same has previously been amended by that certain First Amendment to Earnout Agreement dated July 1, 2002 among Energy Partners and the owners and holders of a majority in interest of the Earnout Percentages (the "Agreement"), by execution hereof, acknowledges and agrees that the undersigned has read and understands the Second Amendment to Earnout Agreement and accepts the provisions of the Second Amendment to Earnout Agreement as binding the undersigned's interest, if any, in the Participation Percentage (as defined in the Agreement) of such Participant.

                                     SPOUSE:



                                  PRINTED NAME: